Exhibit 99.1

Securities Purchase Agreement

Pernix Therapeutics Holdings, Inc.
10863 Rockley Rd
Houston, Texas 77099

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1. This Securities Purchase Agreement (the “Agreement”) is made as of February 4, 2014 between Pernix Therapeutics Holdings, Inc., a Maryland corporation (the “Company”), and the Investor listed on the signature page hereto.

2. The Company is proposing to issue and sell to certain investors (the “Offering”) $65,000,000 aggregate principal amount of its 8.00% Convertible Senior Notes due 2019 (the “Securities”), which are convertible into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and are guaranteed by certain of the Company’s existing subsidiaries organized in the United States as set forth in Schedule I to Annex A hereto under the heading “Guarantors” and, under certain circumstances, will be guaranteed by certain foreign subsidiaries of the Company (collectively, the “Guarantors”).  The Securities are being offered to investors who are (x) qualified institutional buyers (“QIBs”) within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (y) “accredited investors” within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Regulation D promulgated under the Securities Act, pursuant to a private placement exemption from registration under the Securities Act.  For purposes of this Agreement, the term “Securities” shall include the guarantees by the Guarantors.

3. The Securities shall have the terms described in the term sheet attached hereto as Annex B (the “Term Sheet”) relating to the offering of the Securities.

4. The Company and the Investor agree that, upon the terms and subject to the conditions set forth herein, the Investor will purchase from the Company, and the Company will issue and sell to the Investor, the aggregate principal amount of Securities set forth below on the Investor’s signature page (the “Purchased Securities”) for the aggregate purchase price set forth below on such Investor’s signature page.  The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex A and incorporated herein by reference as if fully set forth herein.

5. The Purchased Securities will be delivered in certificated form to the Investor set forth below on the Closing Date.

Aggregate Principal Amount of Securities the Investor Agrees to Purchase:  $__________________________
Aggregate Purchase Price of such Securities :  $____________________

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:	Name of Investor: ____________________________________

Pernix Therapeutics Holdings, Inc., a Maryland corporation
By: ___________________________________________ Name: Title:

By: ________________________________________
Print Name: __________________________________
Title: ________________________________________
Address: _____________________________________
___________________________________________
Contact Name: ________________________________
Telephone: ___________________________________
Email Address: ________________________________

Nominee/Custodian: ____________________________
(Name in which the Securities are to be registered if different than name of Investor)

2

ANNEX A TO THE SECURITIES PURCHASE AGREEMENT

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

A. Authorization and Sale of Securities.  The Company is proposing to sell $65,000,000 aggregate principal amount of the Securities.

B. Agreement to Sell and Purchase the Securities; Placement Agent.

1.
Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined in Section C(1)), the Company will sell to the Investor, and the Investor will purchase from the Company, the Purchased Securities at the purchase price set forth on such signature page.

2.
The Company intends to enter into agreements similar to this Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Securities to them.  (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors”, and this Agreement and the securities purchase agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements”.)

3.
Pursuant to the terms and conditions set forth in the Term Sheet, the Company shall reimburse the Investors for certain fees and expenses, including for certain fees payable by the Investors to the placement agent (the “Placement Agent”) in respect of the sale of Securities to the Investors.

4.
Pursuant to the terms and conditions set forth in the Term Sheet, the Company shall be obligated to issue Warrants to Purchase Common Stock to Frontline Pharmaceuticals in connection with the transactions contemplated hereby.

C. Closings and Delivery of Securities and Funds.

1.
Subject to the conditions set forth herein, the completion of the purchase and sale of the Securities (the “Closing”) shall occur on February 19, 2014 or such later date as the Company and the Investors shall agree (the “Closing Date”), at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York.  At the Closing, (i) the Company shall cause the Trustee to deliver to the Investor the Purchased Securities (as defined below) in certificated form to the Investor, and (ii) the aggregate purchase price for the Purchased Securities (as defined below) shall be delivered by or on behalf of the Investor to the Company, according to wire instructions provided in writing to the Investor prior to the Closing Date.

2.
Notwithstanding anything to the contrary herein, the Investor’s obligation to purchase the Purchased Securities shall be subject to the following conditions: (a) completion of the purchases and sales to the Other Investors of an aggregate principal amount of Securities equal to $65 million less the aggregate principal amount of Purchased Securities, (b) the accuracy in all material respects of the representations and warranties made by the Company, as of the date hereof and the Closing Date, and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing, (c) execution of definitive documentation in connection with issuance of the Securities, including the Indenture and a certificated Security representing the Purchased Securities [and a representation agreement setting forth the matters described in the Term Sheet relating to the Company’s board of directors]1 and a registration rights agreement, in each case in form and substance reasonably acceptable to the Investor, (d) approval by the Company’s board of directors of the Company’s entry into, and performance of, such documentation and the transactions contemplated hereby and thereby, (e) Doug Drysdale shall have been appointed as Chief Executive Officer of the Company (which shall occur no later than the date hereof) and shall be continuing in such capacity in good standing, the Company’s board of directors shall have five total members, Doug Drysdale shall be the Chairman thereof and Steven Elms shall be a member thereof, (f) (A) replacement of the Amended and Restated Credit Agreement, dated May 8, 2013, among the Company, MidCap Financial, LLC and certain other parties thereto (the “Existing Credit Agreement”) with a new asset-backed revolver facility and release of all liens under the Existing Credit Agreement, (B) amendment of the Existing Credit Agreement such that it constitutes an asset-backed credit facility and release of all liens securing the Existing Credit Agreement, other than liens on accounts receivable, inventory, and cash or (C) termination of the Existing Credit Agreement and release of all liens securing the Existing Credit Agreement, and (g) delivery of an opinion of counsel covering such matters as are customary for convertible notes offerings, in form and substance reasonably satisfactory to the Investor.

3.
Notwithstanding anything to the contrary herein, the Company’s obligation to complete the purchase and sale of the Purchased Securities shall be subject to the following conditions: (a) receipt by the Company of same-day funds in the full principal amount of the Purchased Securities being purchased hereunder, (b) completion of the purchases and sales under the Agreements with the Other Investors; (c) the accuracy in all material respects of the representations and warranties made by the Investors, as of the date hereof and the Closing Date, and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing; (d) execution of definitive documentation in connection with issuance of the Securities, including the Indenture and a certificated Security representing the Purchased Securities [and a representation agreement setting forth the matters described in the Term Sheet relating to the Company’s board of directors]2, in each case in form and substance reasonably acceptable to the Company, and (e) the NASDAQ Stock Market shall have approved the listing of additional shares application for the shares of Common Stock underlying the Securities (provided that this clause (e) shall not apply if the Company has failed to use its best efforts to obtain such approval prior to the scheduled Closing Date).

_______________________________
1 To be included for Athyrium and Cetus
2 To be included for Athyrium and Cetus

D. Representations, Warranties and Covenants of the Company and the Guarantors.

The Company hereby represents and warrants, on behalf of itself and on behalf of the Guarantors, as of the date hereof (which representations and warranties shall be deemed repeated on the Closing Date) to, and covenants with, the Investor, that:

1.	The Securities will satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

2.
The Company and each Guarantor is not, and following consummation of the transactions contemplated by the Agreements will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

3.
Assuming the accuracy of the representations and warranties made by the Investors contained in the Agreements, the issuance and sale to the Investors of the Securities in the manner contemplated by the Agreements are exempt from the registration requirements of the Securities Act.  No form of general solicitation or general advertising within the meaning of Regulation D (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company or any of its representatives (other than the Placement Agent, as to whom the Company makes no representation regarding its actions) in connection with the offer and sale of the Securities.

4.
No order or decree preventing the Offering, or any order asserting that the transactions contemplated by the Agreements are subject to the registration requirements of the Securities Act has been, or will have been, issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

5.
The Company’s public filings with the Securities and Exchange Commission (the “Commission”) on Form 10-K, Form 10-Q and Form 8-K, including any amendments thereto (collectively, the “Exchange Act Filings”), each as of its date, and together as of the date of the Agreements and as of the Closing Date (as defined in Section C(1)), did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

6.
(1) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Maryland, has the corporate power and authority to own its property and to conduct its business as described in its Exchange Act Filings and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not be expected to result, either individually or in the aggregate, in a material adverse change in or affecting the financial condition or business of the Company and the Guarantors, taken as a whole, or their ability to enter into, and perform their obligations under, the Indenture and the Securities (a “Material Adverse Effect”), and (2) each Guarantor has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in its Exchange Act Filings and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect, or its ability to enter into, and perform, its obligations under the Indenture and the Securities as a Guarantor.

7.
As of the date hereof, all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.  The maximum number of shares of Common Stock initially issuable upon conversion of the Securities (including the maximum number of additional shares that may be issued in connection with a Change of Control (as defined in the Term Sheet), by the Closing Date will have been duly authorized and reserved for issuance upon such conversion and, when issued and delivered in accordance with the provisions of the Indenture, will be validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Company’s Exchange Act Filings; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, other than under the Existing Credit Agreement.

8.
The Company and each Guarantor has all requisite corporate power and authority to issue and sell the Securities.  By the Closing Date, the Securities will have been duly authorized by the Company and each Guarantor and, when duly executed, authenticated, issued and delivered as provided in the Indenture to be dated as of the Closing Date (the “Indenture”) among the Company, the Guarantors and Wilmington Trust, N.A., as trustee (the “Trustee”) (assuming due authentication of the Securities by the Trustee) and paid for by the Investors in accordance with the applicable Agreement, will constitute valid and binding obligations of the Company and each Guarantor, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject as to enforceability to general principles of equity.  Neither the issuance, sale or delivery of the Securities nor, upon the conversion thereof, the issuance or delivery of the Common Stock is subject to any preemptive right of stockholders of the Company arising under law or the articles of incorporation or by-laws of the Company, to any contractual right of first refusal or other right in favor of any person.

9.
By the Closing Date, the execution, delivery and performance by the Company and Guarantors of the Indenture will have been duly authorized by the Company and Guarantors respectively, and when executed and delivered by the Company and the Guarantors (assuming the authorization, execution and delivery by the Trustee), in each case, the Indenture will be a valid and binding instrument of the Company and the Guarantors, enforceable against the Company and the Guarantors, in each case, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity.

10.	Both the Company and the Guarantors have all requisite corporate power and authority to enter into each Agreement.

11.
The issue and sale of the Securities, and entry into the Indenture and the Agreements, the compliance by the Company and each Guarantor with all of the provisions of the Securities, the Indenture and the Agreements, and the consummation of the transactions contemplated hereby and thereby (i) (x) in the case of entry into the Agreements, does not, and (y) in the case of all of the foregoing, as of the Closing Date, will not, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) will not result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or (iii) will not violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except in the cases of clauses (i) and (iii) only, for such defaults, violations and failures as would not be expected to have a Material Adverse Effect; and no consent, approval, authorization or order of, or filing, registration or qualification with any such court or governmental agency or body is required for the issue and sale of the Securities, entry into the Indenture and the Agreements, compliance by the Company and each Guarantor with the terms of the Securities, the Indenture and the Agreements or the consummation by the Company and each Guarantor of the transactions contemplated by the Agreements or the Indenture, except such consents, approvals, authorizations, orders, filings, registrations or qualifications as have been obtained.

12.
There are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or any Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or any Guarantor owned or to be owned by such person or to require the Company or any Guarantor to include such securities in any securities being registered pursuant to any other registration statement filed by the Company or any Guarantor under the Securities Act.

13.
Except pursuant to employee benefit plans and as otherwise disclosed in the Company’s Exchange Act Filings, during the six-month period preceding the date hereof, none of the Company or any other person acting on behalf of the Company has sold or issued to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Investors pursuant to the Agreements. Any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act), of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed, will be made under restrictions and other circumstances that would not affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act.

14.
Each of the Company and its subsidiaries are insured by institutions believed by the Company to be recognized and reputable institutions with policies in such amounts and with such deductibles and covering such risks as each of the Company and its subsidiaries believes is adequate and customary for their businesses.

15.
Except as would not be expected to have a Material Adverse Effect, the Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not be expected to have a Material Adverse Effect.  Neither the Company nor any of its subsidiaries has received any written notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would be expected to result in a Material Adverse Effect.  Except as would not be expected to have a Material Adverse Effect, none of the technology employed by the Company or any subsidiary of the Company has been obtained or is being used in violation of any contractual obligation binding on the Company or any subsidiary of the Company or, to the Company’s knowledge, any officers, directors or employees of the Company or otherwise in violation of the rights of any persons.

16.
Except as described in the Company’s Exchange Act Filings, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries or (ii) which has as the subject thereof any officer or director (in their capacity as such) of, or property owned or leased by, the Company or any of its subsidiaries, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would be expected to result in a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by the Agreements.  No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s knowledge, is threatened or imminent.

17.
There are no business relationships or related party transactions involving the Company or any subsidiary of the Company or any other person required to be described in the Exchange Act Filings pursuant to Item 404 of Regulation S-K which have not been described as required.

18.
Except as would not be expected to result in a Material Adverse Effect, neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or expects to incur any liability under Title IV of ERISA with respect to termination of, or withdrawal from, any “defined benefit plan” (as defined in Section 3(35) of the Employee Retirement Income Security Act of 1974, as amended).  “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member.

19.
The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes shown as due thereon other than those taxes contested in good faith, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries that has had a Material Adverse Effect nor does the Company have any knowledge of any tax deficiency that, if determined adversely to the Company or any of its subsidiaries, would be expected to have a Material Adverse Effect.

20.
The Company and each Guarantor possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except as would not, individually or in the aggregate, be expected to result in a Material Adverse Effect, and neither the Company nor any Guarantor has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be expected to result in a Material Adverse Effect.

21.
Except as disclosed in the Company’s Exchange Act Filings and as contemplated by the transactions contemplated by the Agreements, there are not currently, and will not be as a result of the offering of the Securities, any outstanding subscriptions, rights, warrants, calls, commitments of sales or options to acquire, or instruments convertible into or exchangeable for, any capital stock or equity interest of the Company or any of its subsidiaries.

22.
Except as disclosed in the Company’s Exchange Act Filings, neither the Company nor any of its subsidiaries (i) is in breach or violation of any of the terms or provisions of, or is in default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) is in violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or (iii) is in violation of any statute or any order, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977, any U.S. sanctions administered by the Office of Foreign Asset Control of the U.S. Treasury and the Currency and Foreign Transactions Reporting Act of 1970) of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except in the cases of clauses (i) and (iii) only, for such defaults, violations and failures as would not be expected to have a Material Adverse Effect.

23.
Prior to the date hereof, neither the Company nor any of its affiliates nor any person acting on its or their behalf has taken any action that is designed to or that has constituted or that reasonably might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities.

24.
The Company is subject to, and is in full compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In the past 12 calendar months, the Company has filed all documents required to be filed by it prior to the date hereof with the Commission pursuant to the reporting requirements of the Exchange Act and the rules and regulations of the Commission thereunder.  The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and the outstanding shares of Common Stock are listed on the NASDAQ Global Market.

25.
Cherry Bekaert LLP, who have expressed their opinion with respect to the financial statements and supporting schedules filed with the Commission are (i) independent registered public accountants as required by the Securities Act and the Exchange Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) an independent registered public accounting firm as defined by the Public Company Accounting Oversight Board (the “PCAOB”) whose registration has not been suspended or revoked and, to the Company’s knowledge, who has not requested such registration to be withdrawn.

26.
The financial statements filed with the Commission present fairly, in all material respects, the consolidated financial position of  the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified, it being understood that unaudited interim financial statements are subject to normal, year-end audit adjustments, which are not expected to be material.  The supporting schedules filed with the Commission present fairly, in all material respects, the information required to be stated therein.  Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States, applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto.  No other financial statements or supporting schedules are required to be filed with the Commission.  To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission.  All disclosures included in the Exchange Act Filings regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act.

27.
The Company and each of its subsidiaries make and keep books and records that are accurate in all material respects. The Company maintains a system of internal control over financial reporting (as such term is defined in Exchange Act Rule 13a-15(f)) that complies with the requirements of the Exchange Act (as defined below) applicable to the Company and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. The Company is not aware of any material weakness in the Company’s internal control over financial reporting. Since September 30, 2013, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

28.
Except as disclosed in the Exchange Act Filings, the Company and each of its subsidiaries has good and marketable title to all of the real and personal property and other assets owned by each, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary.  To the Company’s knowledge, the real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

29.
The statistical, demographic and market-related data included in the Exchange Act Filings are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

30.
Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Exchange Act Filings.

31.
The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of September 30, 2013; and (iii) are effective in all material respects to perform the functions for which they were established. The Company is not aware of (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

32.
The subsidiaries listed on Schedule I attached hereto, as of the date hereof, are the only subsidiaries of the Company organized in the United States, and the Company shall not form any such subsidiaries prior to the Closing Date without the Investor’s consent. As of the date hereof, there are no, and as of the Closing Date there will not be, any subsidiaries of the Company that are not organized in the United States and that have guaranteed indebtedness of the Company or any of its subsidiaries organized in the United States.  For purposes of this Agreement, subsidiaries shall mean any direct or indirect subsidiary of the Company.

33.
The Company and Guarantors shall comply with all of the covenants referred to in the Term Sheet; provided that, from and after the Closing Date, such covenants shall be replaced by the covenants contained in the Indenture and the Securities.

E. Representations, Warranties and Covenants of the Investor.

The Investor hereby represents and warrants to, and covenants with, the Company and the Placement Agent that:

1.

(a)
The Investor (i) is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Regulation D under the Securities Act and/or a QIB and (ii) is not an entity formed for the sole purpose of acquiring the Notes.

(b)
The Investor understands and agrees on behalf of itself and on behalf of any investor account for which it is purchasing Securities, and each subsequent holder of a Security or shares of Common Stock issued upon conversion of a Security by its acceptance thereof will be deemed to agree, that the Securities and Common Stock issuable upon conversion of the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that the Securities and Common Stock issuable upon conversion of the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as set forth herein.  The Investor understands and agrees that, unless the legend on the Securities or the Common Stock issued upon conversion thereof has been removed, it will not resell, pledge or otherwise transfer any of the Securities or Common Stock issuable upon conversion of the Securities, except (i) to the Company or one of its subsidiaries; (ii) under a registration statement that has been declared effective under the Securities Act; (iii) to a person the Investor reasonably believes is a QIB that is purchasing for its own account or for the account of another QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, all in compliance with Rule 144A (if available); or (iv) pursuant to an exemption from registration provided by Rule 144 (if available) or any other available exemption from the registration requirements of the Securities Act, in each of cases (i) through (iv) in accordance with any applicable securities laws of any state of the United States.  The Investor will, and each subsequent holder is required to, notify any subsequent purchaser of the Securities or Common Stock issuable upon conversion of the Securities from the Investor or each such subsequent holder of the resale restrictions referred to above and will provide the Company and the transfer agent such certificates and other information as they may reasonably require to confirm that the transfer by it complies with the foregoing restrictions, if applicable.

(c)
The Investor understands that the Securities and Common Stock issuable upon conversion of the Securities will, bear a legend substantially to the following effect, unless otherwise agreed by the Company and the holder thereof; provided that the Company shall remove such legend promptly following any request from the Investor (i) if the Securities have been sold pursuant to an effective registration statement or pursuant to the exemption from registration under the Securities Act provided by Rule 144 thereunder or (ii) in the case of Common Stock issued upon conversion of a Security, on the date that is the later of (a) one year following the date of such conversion and (b) one year following the last date on which such Common Stock or such Security was held by any person or entity that is, or during the immediately preceding three months had been, an affiliate the Company:

THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE.  BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, ANY TRANSFEREE:

(1)             REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2)             AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT:

(A)           TO PERNIX THERAPEUTICS HOLDINGS, INC. (THE “COMPANY”) OR ANY SUBSIDIARY THEREOF, OR

(B)           PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)           TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)           PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

       (d) It:

(i)	is able to fend for itself in the transactions contemplated hereby;

(ii)	has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and

(iii)	has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(e)
The Investor acknowledges that (a) it has conducted its own investigation of the Company and the terms of the Securities and, in conducting its examination, it has not relied on the Placement Agent or on any statements or other information provided by the Placement Agent concerning the Company or the terms of this offering, (b) it has had access to the Company’s Exchange Act Filings and to such financial and other information as it deems necessary to make its decision to purchase the Securities and (c) it has been offered the opportunity to ask questions of the Company and received answers thereto, as it deemed necessary in connection with its decision to purchase the Securities.

(f)
The Investor acknowledges and understands that the Company, the Placement Agent and others will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements and agrees that if any of the representations, acknowledgements or agreements deemed to have been made by it by its purchase of the Securities and Common Stock issuable upon conversion of the Securities is no longer accurate, the Investor shall promptly notify the Company and the Placement Agent.  If the Investor is purchasing any Securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing representations, acknowledgements and agreements on behalf of each such account.

2.
The Investor acknowledges that the Placement Agent and its respective directors, officers, employees, representatives and controlling persons have no responsibility for making any independent investigation of the information contained in the Term Sheet or the Company’s Exchange Act Filings and make no representation or warranty to the Investor, express or implied, with respect to the Company or the Securities or the accuracy, completeness or adequacy of the Term Sheet, the Company’s Exchange Act Filings or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Investor.

3.
The Investor acknowledges that the Company’s Common Stock is listed on the NASDAQ Global Market and the Company is required to file reports containing certain business and financial information with the Commission pursuant to the reporting requirements of the Exchange Act, and that it is able to obtain copies of such reports.

4.
The Investor acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where action for that purpose is required.  Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

5.
The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

6.
The Investor understands that nothing in the Term Sheet, this Agreement, the Company’s Exchange Act Filings or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities and has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Securities.

F. Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor (subject to the proviso in Section D.26).

G. Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the domestic United States, by first-class registered or certified mail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) otherwise by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a)	if to the Company, to:

Pernix Therapeutics Holdings, Inc.
884 Johnnie Dodds Blvd., #201
Mt Pleasant, South Carolina 29464
Attention: General Counsel
Telecopy No.: (843) 720-1501

with a copy (which shall not constitute notice), to:

Goodwin Procter LLP
The New York Times Building
620 Eighth Avenue
New York, New York 10018
Attention:  Thomas S. Levato, Esq.
Telecopy No.: 212-355-3333

(b)	if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

H. Changes.  Except as contemplated herein, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor; provided that if such modification or amendment would affect the rights of the Placement Agent under this Agreement, such instrument shall not be effective unless also signed by the Placement Agent.

I. Headings.  The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

J. Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

K. Applicable Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

L. Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

M. Third Party Beneficiary.  The Investor acknowledges that the Placement Agent is a third party beneficiary entitled to rely on this Agreement and receive the benefits of the representations, warranties and covenants made by, and the responsibilities of, the Investor under this Agreement.

SCHEDULE I TO ANNEX A TO THE SECURITIES PURCHASE AGREEMENT

U.S. SUBSIDIARIES

Pernix Therapeutics Holdings, Inc. has the following subsidiaries that are organized in the United States:

GUARANTORS:

Name	Jurisdiction of Incorporation	Percent Owned (Directly or Indirectly)
Macoven Pharmaceuticals, LLC	Louisiana	100%

Pernix Manufacturing, LLC	Texas	100%

Cypress Pharmaceutical, Inc.	Mississippi	100%

Pernix Therapeutics, LLC	Louisiana	100%

Pernix Sleep, Inc.	Delaware	100%
Hawthorn Pharmaceuticals, Inc.	Mississippi	100%
NON-GUARANTORS:

Name	Jurisdiction of Incorporation	Percent Owned (Directly or Indirectly)
GTA GP, Inc.	Maryland	100%

GTA LP, Inc.	Maryland	100%

Gaine, Inc.	Delaware	100%

Respicopea Inc.	Delaware	100%

ANNEX B TO THE SECURITIES PURCHASE AGREEMENT

TERM SHEET

Issuer	Pernix Therapeutics Holdings, Inc. (the “Borrower”)
Guarantors
Each of the Borrower’s existing, and after acquired or created, direct and indirect U.S. subsidiaries, excluding any immaterial subsidiaries, and any other subsidiaries that guarantee indebtedness of the Borrower or any of its material U.S. subsidiaries, or that become material U.S. subsidiaries.  The Borrower will not be required to deliver standalone financials or a condensed consolidating footnote for subsidiary guarantors under any circumstances.

Holders
Athyrium Opportunities Fund (A) LP, Athyrium Opportunities Fund (B) LP and (C) additional institutional accredited investors approved by the Borrower and qualified under state securities laws to receive the Notes without registration and any permitted transferees (the “Holders”).
Initially $39.5 million of Notes will be purchased by Athyrium funds, $13 million of Notes will be purchased by Bracebridge funds and $12.5 million of Notes will be purchased by Cetus funds.

Securities	$65.0 million principal amount of 8.00% Convertible Senior Notes due 2019 (the “Notes”).
Maturity	February 15, 2019, unless converted or repurchased
Interest	8.00% per year paid in cash. All payments will be made quarterly in arrears.
Conversion Rights
Holders may convert into common stock all or any portion of their Notes, in multiples of $1,000 principal amount, at their option after the original issuance date of the Notes, at a conversion rate of 277.7778 shares of Borrower’s common stock per $1,000 principal amount of Notes (which represents a conversion price of approximately $3.60 per share).  In the case of Athyrium (and, if it elects to be subject to such a blocker, Cetus), a customary conversion blocker with respect to 13(d) beneficial ownership will apply.

No redemption	Borrower may not redeem notes prior to maturity
No forced conversion	Borrower may not force conversion
Fundamental Change / Make-Whole
(i) Upon a Change of Control, the Holders may cause all or a portion of Notes to be repurchased at a repurchase price in cash equal to the Specified Percentage of the principal amount plus accrued interest or (ii) upon a Change of Control (determined without regard to the customary carveout in the definition thereof for mergers, consolidations and similar transactions where the continuing company is at least 50% controlled by Borrower’s stockholders), the Holders may convert all or a portion of their Notes at the conversion rate plus an additional number of shares determined using an effective date / stock price matrix to be determined in a manner customary for market Rule 144A and registered convertible notes offerings and attached as an annex to the Note Purchase Agreement.
“Specified Percentage” means, initially 140%, to be reduced on a straight line basis to 100% at the scheduled maturity date.
“Change of Control” will have the same definition as is consistent with market 144A and registered convertible note offerings; provided that there will not be any exception for transactions where the Borrower’s common stock is converted into publicly traded equity securities.

Covenant Package
Substantially similar to the Amended and Restated Credit Agreement dated as of May 8, 2013 among, the Borrower, certain subsidiaries of the Borrower and Midcap Financial, LLC, as administrative agent, as in effect on the date hereto (the “MidCap Facility”), including without limitation covenants against (i) debt incurrence by Borrower and Guarantors (except for Permitted Debt),  (ii) liens on Borrower or Guarantor assets (except for Permitted Liens), (iii) restricted distributions by Borrower and Guarantors (except for Permitted Distributions), (iv) mergers and asset dispositions by Borrower and Guarantors (except for Permitted Asset Dispositions), making of investments by Borrower and Guarantors (except for Permitted Acquisitions).  However, notwithstanding the foregoing, there will be no financial covenants as set forth in the MidCap Facility.
In addition, notwithstanding the MidCap Facility:
1.  Permitted Debt will include (a) prior to the closing date, the MidCap Facility (without any amendment following the date of Note Purchase Agreement), (b) an asset-backed revolver facility with MidCap or some other third party (the “Revolver Facility”) and (c) debt incurred by the target or its subsidiaries in connection with a Permitted Acquisition, other than Permitted Replacement Transactions; and will exclude subordinated debt and the general unsecured debt basket.
2.  Permitted Liens will include solely (a)prior to the closing date, liens securing the MidCap Facility, (b) liens on accounts receivable, inventory and cash to secure the Revolver Facility, (c) liens on the assets of the target or its subsidiaries securing permitted acquisition indebtedness (subject to special conditions including a leverage test) and (d) liens of the types described in clause (a) through (g) and (i) through (m)of the definition thereof contained in the MidCap Facility.
3.  Permitted Asset Dispositions shall include the sale of the PML business. In addition, Borrower shall have the ability to divest non-core assets/products and replace with new core assets/products (any such divestment and replacement, collectively, a “Permitted Replacement Transaction”).
4.  Permitted Acquisitions shall include the proposed acquisition of pharmaceutical products from [a large pharmaceutical company as agreed to by the parties] and Permitted Replacement Transactions.
5.  Permitted Distributions will not include clause (d) of the MidCap Facility definition and the limit for stock repurchases in clause (c) thereof will be mutually agreed by the parties.
6.  For the avoidance of doubt, any transfer of assets from Borrower or any of its U.S. subsidiaries to any of its foreign subsidiaries shall be on an arms-length basis.
    Borrower shall comply with these covenants from the date this term sheet is signed.

B-1

Anti-dilution Adjustments

The conversion rate will be adjusted in the event of:
1.  Stock splits/combinations, or stock dividends;
2.  Certain rights or option offerings;
3.  Other extraordinary distributions or dividends, including spin-offs;
4.  Cash dividends;
5.  Issuer or subsidiary tender offers;
6.  Below-market issuances of equity or equity linked securities, which shall have weighted average anti-dilution protection.  Notwithstanding the foregoing, the effective conversion price shall not be less than a floor price (which will be adjusted for events set forth in clauses (1) through (5) above) as required by Nasdaq to make this an “at market” offering.

Events of Default	Customary for convertible notes offerings
Minimum Liquidity	Borrower will maintain minimum liquidity of $8 million which may consist of any combination of cash balance and available borrowings under the Revolver Facility.
Placement	Section 4(a)(2) with ability to put into DTC
Form and Issue
The Notes will be issued under an indenture with a trustee who is appointed by the Company and is reasonably acceptable to the initial Holders, containing customary provisions for convertible notes sold to the capital markets.

Transfer Restrictions	The Notes will contain customary transfer restrictions for restricted securities applicable for the term of the Notes.
Expenses
Borrower shall reimburse Holders, Frontline and their respective legal, accounting, diligence and financial advisors (including the placement agent and Perella Weinberg) for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the transaction and proposed product acquisition and the other transactions contemplated hereby, unless the transactions contemplated hereby are not consummated on account of any failure by the investors to use good faith efforts to negotiate Note Purchase Agreements and definitive documentation or, subject to satisfaction of all conditions to closing herein and in the Note Purchase Agreements, to purchase the Notes.  Any such reimbursement will be made promptly by Borrower upon receipt of an itemized and documented list of such costs and expenses.   In no event shall all reimbursable fees and expenses exceed $7,000,000 in the aggregate.

Board of Directors
The size of the Borrower’s Board of Directors shall be fixed at five directors, which shall initially include Doug Drysdale, as chairman, and Steven Elms.  In addition, each of Athyrium and Cetus may appoint one member to the Borrower’s Board of Directors. Michael Pearce will be an initial appointee of Cetus for three months following closing.

Conditions
Conditions to closing of the Transaction include: (i) successful negotiation and execution of definitive agreements for the Transaction, (ii) approval of the Transaction by the Borrower’s Board of Directors (the “Board”), (iii) settlement of Texas Medicaid dispute for a maximum liability of not more than $12,000,000 over 6 years, (iv) settlement of outstanding issues with former Cypress shareholders on terms and conditions satisfactory to the Holders, including elimination of put rights, dismissal of the shareholder lawsuit, agreement on future contingent payments and amount of escrowed funds due from Borrower, (v) the execution and delivery of mutually acceptable definitive agreements providing for the foregoing, (vi) Doug Drysdale’s appointment as CEO (which shall occur simultaneously with signing the Note Purchase Agreement), (vii) replacement of the MidCap Facility with a new Revolver Facility or amendment of the MidCap Facility such that it constitutes an asset-backed credit facility and, in each case, termination of all liens securing such facility (other than, in the case of an amendment, liens on accounts receivable, inventory and cash), (viii) accuracy of the representations and warranties of, and compliance with the covenants by, Borrower in the Note Purchase Agreement and (ix) delivery of an opinion of counsel customary for convertible notes offerings, in form and substance reasonably satisfactory to the investors .

Expected Timing
Sign definitive Note Purchase Agreement post-market close on February 4, 2014 (or pre-market open on February 5, 2014).
Announce terms pre-market open on February 5, 2014.
Execute indenture, documents in connection with the Revolver Facility and other miscellaneous documents for closing as promptly thereafter as possible.
At closing, Borrower will issue to Frontline warrants to purchase 500,000 shares of common stock of Borrower with a duration of 18 months and a strike price equal to $3.60 per share.  The warrants shall not contain any anti-dilution protection for subsequent equity sales and shall be exercisable for cash or pursuant to net share settlement, at Frontline’s option, it being understood that if Frontline elects to pay cash for the exercise price, Frontline may receive legended shares.

Governing Law	This term sheet shall be construed in accordance with laws of the State of New York, without reference to choice of law doctrine to the extent inconsistent with such choice of New York law.

B-2

ANNEX C TO THE SECURITIES PURCHASE AGREEMENT

MAKE-WHOLE TABLE

	2.09	2.25	2.50	2.75	3.00	3.25	3.60	4.00	4.50	6.00	7.50	9.00
2/15/2014	200.6911	179.6858	154.0914	134.1318	118.2933	105.4656	91.2114	78.744	67.0092	45.8554	34.6202	27.6832
2/15/2015	200.6911	170.9172	144.3302	123.8255	107.7366	94.8569	80.7871	68.6854	57.566	38.3029	28.5679	22.7333
2/15/2016	200.6911	162.6319	134.3678	112.8213	96.1288	82.993	68.9267	57.1519	46.6803	29.6581	21.7275	17.1906
2/15/2017	200.6911	155.6799	124.4085	100.8341	82.8538	69.0136	54.6222	43.0828	33.3859	19.3332	13.7518	10.8178
2/15/2018	200.6911	153.1368	116.2267	88.3794	67.4244	51.7044	36.1284	24.6399	16.1328	6.9276	4.6396	3.6518
2/15/2019	200.6911	166.6666	122.2222	85.8586	55.5555	0	0	0	0	0	0	0

C-1